UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 15, 2020

KINDRED BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36225	46-1160142
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1555 Bayshore Highway, Suite 200, Burlingame, California 94010
(Address of principal executive offices) (Zip Code)

(650) 701-7901
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	KIN	The NASDAQ Stock Market LLC
Preferred Stock Purchase Rights	KIN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Kindred Biosciences, Inc. (the “Company”) held on June 15, 2020 (the “2020 Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s 2018 Equity Incentive Plan (as amended, the “2018 Plan”) to increase the number of shares of common stock authorized for issuance by 1,600,000 shares. The amendment to the 2018 Plan was previously approved by the Company’s Board of Directors. A summary of the 2018 Plan is set forth in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 29, 2020 (the “2020 Proxy Statement”). The summary of the 2018 Plan contained in the 2020 Proxy Statement is qualified in its entirety by reference to the full text of the 2018 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As described above in Item 5.02, the 2020 Annual Meeting was held on June 15, 2020. As of the record date of the 2020 Annual Meeting, there were 39,289,624 shares of the Company’s common stock issued and outstanding. At the 2020 Annual Meeting, 33,407,794 shares of common stock were present in person or represented by proxy. At the 2020 Annual Meeting, the Company’s stockholders voted on the four proposals set forth below, each of which is described in detail in the 2020 Proxy Statement. The number of votes for and against each proposal and the number of abstentions and broker non-votes with respect to each proposal are set forth below.

1. The Company’s stockholders elected Ernest Mario, Ph.D. and Herbert D. Montgomery as Class I directors to serve until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ernest Mario, Ph.D.	17,490,100	10,263,689	23,915	5,630,090
Herbert D. Montgomery	21,672,787	6,083,464	21,453	5,630,090

2. The Company’s stockholders approved the proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,457,861	13,289,935	29,908	5,630,090

3. The Company’s stockholders approved the proposal to ratify the appointment of KMJ Corbin & Company LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Votes For	Votes Against	Abstentions	Broker Non-Votes
33,326,216	44,928	36,650	0

4. The Company’s stockholders approved the proposal to amend the 2018 Plan to increase the number of shares of common stock authorized for issuance by 1,600,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
15,969,924	11,726,931	80,649	5,630,090

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Kindred Biosciences, Inc. 2018 Equity Incentive Plan, as Amended
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDRED BIOSCIENCES, INC.

Date: June 17, 2020	By: /s/ Wendy Wee
Wendy Wee
Chief Financial Officer